SUBSCRIPTION AGREEMENT

THIS AGREEMENT IS MADE AS OF THE 16th DAY OF JUNE, 2011

BETWEEN:

RGLD GOLD CANADA, INC., a body corporate subsisting under the laws of Canada and having a registered office at Suite 5300, Toronto Dominion Bank Tower, Toronto Ontario,  M5K 1E6

(“Royal Gold”)

AND

SEABRIDGE GOLD INC, a body corporate subsisting under the laws of Canada and having an office at 106 Front Street East, Toronto, Ontario, M5A 1E1

(“Seabridge”)

WHEREAS:

A.
Pursuant to the terms of an option agreement (the “Option Agreement”) dated June 16, 2011 between Royal Gold and Seabridge, Royal Gold and Seabridge are entering into this Agreement in order to complete the First Tranche Subscription on the terms and conditions contained herein.

B.
Royal Gold wishes to subscribe for, and Seabridge wishes to issue, that number of common shares in the capital of Seabridge (the “Common Shares”) equal to the Purchase Price (as defined below) divided by the Subscription Price (as defined below).

C.	The parties have entered into this Agreement in order to set out the terms and conditions on which Royal Gold and Seabridge will complete the First Tranche Subscription.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants made herein and in the Option Agreement and the exchange of cash for Common Shares as contemplated hereby, the parties hereto covenant and agree as follows:

1.	Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Option Agreement.

2.
Subscription.  Royal Gold hereby agrees to subscribe for and agrees to purchase (the “Subscription”) from Seabridge the Purchased Shares (as defined below) at the Subscription Price (as defined below) for aggregate consideration of CDN$30,000,000 (the “Purchase Price”), upon and subject to the terms and conditions, and the covenants, representations and warranties set forth herein.  The Purchased Shares will be issued and registered in the name of Royal Gold at the address indicated in Schedule “A” of this Agreement.

3.	Determination of Subscription Price and Purchased Shares. For the purposes of Section 2:

(a)
the subscription price per Common Share (the “Subscription Price”) shall be equal to a premium of 15% to the volume weighted average trading price of the Common Shares on the Toronto Stock Exchange (the “TSX”) for the five trading day period ending two days prior to the public announcement of the execution of the Option Agreement and this Agreement; and

(b)	the number of Common Shares subscribed for by Royal Gold hereunder (the “Purchased Shares”) shall be equal to the Purchase Price divided by the Subscription Price.

4.
Closing Date. The closing date (the “Closing Date”) for the Subscription shall be the first Business Day following satisfaction of the conditions set forth in Sections 5 and 6, which date the parties currently anticipate will be June 24, 2011, or such other date as agreed to in writing by Seabridge and Royal Gold.

5.	Conditions to the Subscription. The obligations of the parties to complete the Subscription are subject to the following conditions being satisfied by the Closing Date:

(a)	each party has delivered to the other party an executed copy of this Agreement (including, with respect to Royal Gold, an executed copy of Schedule A);

(b)
the conditional approval (the “Exchange Approvals”) of the TSX and the NYSE Amex Equities (collectively, the “Exchanges”) to issue and list the Purchased Shares shall have been obtained by Seabridge (such approvals to be subject only to the filing of the customarily required documents and payment of the required fees within the time stipulated by the Exchanges) and Closing shall be in compliance with such approvals;

(c)
each party has delivered to the other party an officer’s certificate confirming that the representations and warranties of each of the parties contained in this Agreement (and, with respect to Seabridge, its representations and warranties under the Option Agreement) are true and correct in all material respects as of the Closing Date;

(d)	no cease trade order, injunction, prohibition or other lawful order shall exist that precludes the Subscription; and

(e)	no action or proceeding shall be pending or threatened to enjoin or prohibit the issuance of the Purchased Shares.

6.
Additional Conditions to the Subscription for the benefit of Royal Gold. In addition to the conditions set out in Section 5, the obligation of Royal Gold to complete the Subscription is also subject to the following conditions being satisfied by the Closing Date:

(a)	no material adverse change affecting the Project, the Subject Properties, the Shares or Seabridge shall have occurred between the execution date of this Agreement and the Closing Date; and

(b)	the delivery of legal opinions satisfactory to Royal Gold.

7.	Deliveries and Payment.

(c)	Royal Gold will deliver concurrently with the execution of this Agreement, a duly completed and executed copy of Schedule A hereto;

(d)
Royal Gold will deliver on or prior to 12:00 p.m. (Toronto time) on the Closing Date payment of the Purchase Price (in CDN$) for the Purchased Shares by certified cheque or bank draft payable to Seabridge or evidence of payment having been made by wire transfer to:

BENEFICIARY BANK:	BANK OF MONTREAL MAIN BRANCH TORONTO FIRST CANADIAN PLACE TORONTO, ONTARIO M5X 1A3 CANADA Ph. 416-867-5050

INSTITUTION CODE:	001

TRANSIT:	00022

ACCOUNT NO.:	1435089

SWIFT BIC ADDRESS:	BOFMCAM2

(e)	Seabridge will deliver to Royal Gold at the completion of the Subscription (the “Closing”) on the Closing Date:

(i)	certificates representing the Purchased Shares; and

(ii)	a copy of the Exchange Approvals; and

(f)
Seabridge and Royal Gold agree that the funds referred to in paragraph (b) above will be held in escrow and shall only be released from escrow upon confirmation by each of Seabridge and Royal Gold (or its Canadian counsel) that the closing conditions referred to in this Agreement have been satisfied.  In the event that the Closing does not occur on or before 4:00 p.m. (Toronto time) on the Closing Date, then unless Seabridge and Royal Gold otherwise agree in writing, Seabridge will return the funds referred to in paragraph (b) to Royal Gold as soon as practicable in accordance with written instructions provided by Royal Gold to Seabridge.

8.
Termination by Subscriber.  If the Closing does not occur by 4:00 p.m. (Toronto time) on the date that is 21 days after the date of this Agreement, or such later date as may be agreed to in writing by the parties, Royal Gold may terminate this Agreement and Seabridge will return the funds referred to in paragraph (b) to Royal Gold as soon as practicable in accordance with written instructions provided by Royal Gold to Seabridge.

9.	Use of Proceeds. The net proceeds of the Purchase Price will be used by Seabridge for general corporate purposes, including funding for Exploration and Development of the Project.

10.	Representations and Warranties of Seabridge. By accepting this offer, Seabridge represents and warrants to Royal Gold that as of the date hereof and as of the Closing Date:

(a)
Seabridge and its material subsidiaries, if any, (the “Subsidiaries”) are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated and have all requisite corporate power and authority to carry on their respective businesses, as now conducted and as presently proposed to be conducted and to own their respective assets;

(b)
Seabridge and its Subsidiaries are duly registered and licensed to carry on business in the jurisdictions in which they carry on business or own property where so required by the laws of that jurisdiction;

(c)
Seabridge is a reporting issuer under the securities laws of Ontario and the United States and Seabridge is not in material default of any of the requirements of the securities laws of such jurisdictions or any of the administrative policies or notices of the Exchanges;

(d)	the Common Shares are listed and posted for trading on the Exchanges;

(e)	the authorized capital of Seabridge consists of an unlimited number of common shares without par value, of which 41,355,185 Common Shares were issued and outstanding on June 13, 2011;

(f)
no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of Seabridge or its Subsidiaries or any other security convertible into or exchangeable for any such shares, or to require Seabridge or its Subsidiaries to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital except for, as at June 13, 2011, an aggregate of 2,221,000 Shares reserved for issue pursuant to outstanding options, warrants, share incentive plans, convertible, exercisable and exchangeable securities and other rights to acquire Shares;

(g)
Seabridge has filed all material forms, reports, documents and information required to be filed by it, whether pursuant to applicable securities laws or otherwise, with the Exchanges or the applicable securities commissions or other securities regulatory authorities of the provinces of Canada as the context requires (the “Regulatory Authorities”) since January 1, 2008 (the “Disclosure Documents”), and no material change has occurred in relation to Seabridge which has not been publicly disclosed since December 31, 2010 and Seabridge has not filed any confidential material change reports which continue to be confidential.  As of the time of each of the Disclosure Documents being filed with the applicable securities regulators and on SEDAR, none of the Disclosure Documents contained any misrepresentation (as defined in applicable securities laws);

(h)
Seabridge has and on the Closing Date will have all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Purchased Shares, and to carry out and perform its obligations under this Agreement;

(i)
all corporate action on the part of Seabridge and its directors, for the authorization, execution, delivery, and performance of its obligations under this Agreement by Seabridge has been taken and upon Closing this Agreement shall constitute legal, valid and binding obligations of Seabridge, enforceable against Seabridge.  The Purchased Shares have been or will be prior to the Closing duly authorized, executed and delivered and when issued will be validly issued, fully paid and non-assessable shares in the capital of Seabridge;

(j)
the issuance and sale of the Purchased Shares by Seabridge and the performance by Seabridge of its obligations under this Agreement does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or result in the breach of, or accelerate the performance required by, any agreement to which Seabridge is a party;

(k)	the Disclosure Documents do not contain any material misrepresentation or omit any material fact relating to Seabridge;

(l)
except as qualified by the Disclosure Documents, Seabridge is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Documents;

(m)
Seabridge and its Subsidiaries have filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith, and such returns are true and correct in all material respects;

(n)
Seabridge and its Subsidiaries have established on their books and records, as may be applicable, reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of Seabridge or its Subsidiaries except for taxes not yet due, and there are no audits of any of the tax returns of Seabridge or its Subsidiaries which are known by Seabridge’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of Seabridge or its Subsidiaries;

(o)
the financial statements of Seabridge contained in the Disclosure Documents; (i) were reported in accordance with Canadian generally accepted accounting principles applied on a basis consistent with that of the preceding periods; and (ii) presented fairly the consolidated financial position of Seabridge and its Subsidiaries, if any, as of the respective dates thereof and the consolidated results of operations of Seabridge and its Subsidiaries, if any, for the periods covered thereby and accurately reflect all material liabilities (accrued, absolute, contingent or otherwise) of Seabridge and its Subsidiaries, if any, for the periods covered thereby and no adverse material changes in the financial position of Seabridge (on a consolidated basis) have taken place since the date thereof;

(p)	For the fiscal year ended December 31, 2010, Seabridge was not a Passive Foreign Investment Company (“PFIC”) as defined in IRC Sec. 1297;

(q)
no order ceasing, halting or suspending trading in securities of Seabridge nor prohibiting the sale of such securities has been issued to and is outstanding against Seabridge or, to the best of Seabridge’s knowledge, against its directors, officers or promoters or any other companies that have common directors, officers or promoters, and to the best of Seabridge’s knowledge, no investigations or proceedings for such purposes are pending or threatened; and

(r)
the representations and warranties of Seabridge set out in Section 2.02 of the Option Agreement are true and correct as of the date hereof and the Closing Date (and Seabridge is hereby deemed to have repeated such representations and warranties as of the date hereof and the Closing Date).

11.	Risks of Private Placement and Offshore Purchaser. Royal Gold acknowledges that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Purchased Shares;

(b)	there is no government or other insurance covering the Purchased Shares;

(c)	there are risks associated with the purchase of the Purchased Shares;

(d)
there are restrictions on Royal Gold's ability to resell the Purchased Shares and it is the responsibility of Royal Gold to find out what those restrictions are and to comply with them before selling the Purchased Shares; and

(e)
Seabridge has advised Royal Gold that Seabridge is relying on exemptions from the requirements to provide Royal Gold with a prospectus and to sell the Purchased Shares through a person registered to sell securities under the securities legislation of Ontario and Royal Gold's jurisdiction of residence and, as a consequence of acquiring the Purchased Shares pursuant to these exemptions, certain protections, rights and remedies provided by such securities legislation, including statutory rights of rescission or damages, will not be available to Royal Gold.

12.	Purchasing as Principal. Royal Gold represents and warrants that:

(a)
the Purchased Shares are being purchased for investment purposes only and not with a view to resale or distribution or in a series of transactions involving purchases and sales of the Purchased Shares and the Purchased Shares are being purchased by Royal Gold as principal for its own account and not for the benefit of any other person;

(b)
Royal Gold was not created and is not being used solely to purchase or hold the Purchased Shares in reliance on the exemption from the prospectus requirement set out in Subsection 2.10(1) of National Instrument 45-106 ("NI 45-106") of the Canadian Securities Administrators; and

(c)
Royal Gold is purchasing sufficient Purchased Shares such that the aggregate acquisition cost of the Purchased Shares is not less than CDN$150,000 payable in cash and Royal Gold is not a Person (within the meaning of applicable Canadian securities laws) created or being used solely to permit the purchase of the Purchased Shares by a group of Persons (within the meaning of applicable Canadian securities laws) whose individual share of the aggregate acquisition cost of the Purchased Shares is less than CDN$150,000.

13.	Capacity, Authority and Compliance. Royal Gold represents and warrants that:

(a)
Royal Gold is a valid and subsisting corporation, has the necessary corporate capacity and authority to enter into and to observe and perform its covenants and obligations under this Agreement and has taken all necessary corporate action in respect thereof;

(b)
this Agreement has been duly authorized and validly executed by Royal Gold and upon acceptance by Seabridge of this Agreement this Agreement will constitute a legal, valid and binding contract of Royal Gold, enforceable against Royal Gold in accordance with its terms;

(c)
the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any terms or provisions of any law applicable to, or, if applicable, the constating documents of, Royal Gold, or any agreement, written or oral, to which Royal Gold may be a party or by which Royal Gold is or may be bound; and

(d)
no person has represented that such person or another person will resell or repurchase any of the Purchased Shares or refund all or any of the purchase price of the Purchased Shares, and that no person has given an undertaking relating to the future value or price of any the Purchased Shares.

14.
No Offering Memorandum.  Royal Gold acknowledges that Royal Gold has not been furnished with, nor does it need to receive, an offering memorandum or other document prepared by Seabridge describing its business or affairs, in order to assist it in making an investment decision in respect of the Purchased Shares.

15.
Knowledge and Experience.  Royal Gold represents and warrants that Royal Gold has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder and is able to bear the economic risk of loss of such investment.

16.
No U.S. Registration.  Royal Gold is aware and accepts that the Purchased Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States and, subject to certain exemptions, may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. Person.  "U.S. Person" has the meaning set forth in Rule 902 of Regulation S under the U.S. Securities Act.  Royal Gold acknowledges that, subject to certain exceptions provided under the U.S. Securities Act, the Purchased Shares may not be offered, sold or otherwise transferred to, any person in the United States or any U.S. Person or person acting for the account or benefit thereof, unless such Purchased Shares are registered under the U.S. Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available, and Royal Gold understands that certificates representing the Purchased Shares issued to it will so indicate.  "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.

17.
U.S. Registration Exemption.  Royal Gold represents and warrants that Royal Gold has completed and executed the Certification of Purchaser attached hereto as Schedule B and hereby confirms the truth and accuracy of all statements made therein by the Subscriber and that such statements will be true and accurate on the Closing Date.

18.
Residence.  Royal Gold represents and warrants that Royal Gold has a registered office and is otherwise subject to the laws of, the jurisdiction disclosed under "Subscriber's Address" in Schedule “A” of this Agreement.

19.	Resale Restrictions and Legends.

(a)	Royal Gold understands and acknowledges that the Purchased Shares will be subject to certain resale and transfer restrictions under applicable securities laws; and

(b)
Royal Gold acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale and transfer restrictions, that it is solely responsible for complying with such restrictions and Royal Gold covenants and agrees to comply with the restrictions referred to in subparagraph (a) above and all other applicable resale and transfer restrictions.  In this regard, under certain Canadian securities instruments and policies and the rules of the TSX Royal Gold acknowledges that Seabridge will put the following legends on any certificates representing the Purchased Shares:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [four months plus one day after the closing date.]."

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX".

20.
Notations Regarding Resale Restrictions.  Royal Gold acknowledges and agrees that Seabridge shall make a notation on its records or give instructions to the transfer agent of Royal Gold's Purchased Shares in order to implement the restrictions on transfer set out in applicable legislation.

21.
PFIC. Seabridge shall promptly provide Royal Gold with such tax and financial information relating to Seabridge’s status as a PFIC on an annual basis as may be reasonably requested by Royal Gold.  If at any time Seabridge is or becomes a PFIC, then Seabridge will assist Royal Gold in providing any information required for any related U.S. tax filings as requested by Royal Gold.

22.
Material Adverse Change. Seabridge shall promptly notify Royal Gold in writing of any material adverse change affecting the Project, the Subject Properties, the Shares or Seabridge between the execution date of this Agreement and the Closing Date.

23.
Costs.  Royal Gold acknowledges and agrees that all costs incurred by Royal Gold (including any fees and disbursements of any legal counsel retained by Royal Gold) relating to the sale of the Purchased Shares to Royal Gold shall be borne by Royal Gold.

24.
Indemnification. Each party shall indemnify and save the other harmless from any loss, expense, liability, actual or threatened claim, count, cause of action, action, suit, proceeding or demand of any kind or nature arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by them and contained in this Agreement.  A party may waive the breach by the other party of any of such party’s representations, warranties, covenants, agreements or conditions in whole or in part at any time without prejudice to its right in respect of any other breach of the same or any other representation, warranty, covenant, agreement or condition.

25.	Survival. The representations, warranties and agreements set forth in this Agreement shall survive the termination of this Agreement for a period of two years.

26.
Governing Law and Attornment.  This Agreement and all related agreements between the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario, without reference to its rules governing the choice or conflict of laws.  The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario, sitting in the city of Toronto, with respect to any dispute to or arising out of this Agreement.

27.
Further Assurances.  Royal Gold and Seabridge agree that they each will execute or cause to be executed and delivered all such further and other documents and assurances, and do and cause to be done all such further acts and things as may be necessary or desirable to carry out this Agreement according to its true intent, and to secure the approval of the Regulatory Authorities hereto.

28.
Consent to the Disclosure of Information.  This Agreement and the attachments hereto require Royal Gold to provide certain personal information to Seabridge.  Such information is being collected by Seabridge for the purposes of completing the private placement of the Purchased Shares, which includes, without limitation, determining Royal Gold's eligibility to purchase Royal Gold's Purchased Shares under applicable securities legislation, preparing and registering any certificates representing Royal Gold's Purchased Shares to be issued to Royal Gold, completing filings required by the Exchanges or other Regulatory Authorities, indirect collection of information by the Exchanges or Regulatory Authority under authority granted in applicable securities legislation and the administration and enforcement of the applicable securities legislation by the Regulatory Authorities.  Royal Gold acknowledges that Royal Gold's personal information including Royal Gold’s full name, registered address, telephone number and other details of its subscription hereunder will be disclosed by Seabridge to: (a) the Exchanges and other Regulatory Authorities; (b) Seabridge's registrar and transfer agent; and (c) any of the other parties involved in the private placement, including legal counsel to Seabridge; and may be disclosed by Seabridge to (d) the Canada Revenue Agency; and (e) any other person to whom it is required to disclose such information under applicable legislation or authority.  By executing this Agreement, Royal Gold consents to and authorizes the foregoing collection, use and disclosure of Royal Gold's personal information.  Royal Gold also consents to and authorizes the filing of copies or originals of any of this Agreement (including attachments) as may be required to be filed with the Exchanges or other Regulatory Authorities in connection with the transactions contemplated hereby.  In addition, Royal Gold consents to and authorizes the collection, use and disclosure of all such personal information by the Exchanges and other Regulatory Authorities in accordance with their requirements, including the provision to third party service providers, from time to time.  The contact information for the officer of Seabridge who can answer questions about this collection of information is as follows:

Chris Reynolds, Chief Financial Officer
Seabridge Gold Inc.
106 Front Street East, Suite 400
Toronto, Ontario
M5A 1E1
Telephone:  (416) 367-9292

If Royal Gold has any questions about the collection of Personal Information by the Ontario Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 5520 Queen Street West, Toronto, Ontario, M5H 3S8, Tel: (416) 593-8086.

29.
Proceeds of Crime. Royal Gold represents and warrants that no portion of the Purchase Price to be advanced by Royal Gold to Seabridge hereunder will represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLA") and Royal Gold acknowledges that Seabridge may in the future be required by law to disclose Royal Gold's name and other information relating to this Agreement and Royal Gold's subscription hereunder, on a confidential basis, pursuant to the PCMLA.  To the best of the knowledge of Royal Gold (i) no portion of the Purchase Price to be provided by Royal Gold (A) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States or any other jurisdiction, or (B) is being tendered on behalf of a person or entity who has not been identified to Royal Gold, and (ii) it shall promptly notify Seabridge if Royal Gold discovers that any of such representations ceases to be true, and to provide Seabridge with appropriate information in connection therewith.

30.
Notice.  Documents will be considered to have been delivered (i) on the date of transmission, if delivered by fax or e-mail, (ii) the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or (iii) five business days after the date of mailing, if delivered by mail, to Seabridge or to Royal Gold at the address set forth on the face page of this Agreement.

31.
The Agreement.  This Agreement includes all schedules hereto, and all of the statements of Royal Gold in such schedules are incorporated into this Agreement for the benefit of Seabridge.  This Agreement and the Option Agreement constitutes the entire agreement between the parties in respect of the subject matter hereof and supersedes any and all prior agreements, representations, warranties or covenants, express or implied, written or verbal, except as may be expressed herein.

32.	Currency. All references to currency herein are to lawful money of Canada.

33.
Instrument in Writing.  Subject to the terms hereof, neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

34.	Enurement. This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators and successors but otherwise cannot be assigned.

35.
Counterparts.  This Agreement may be executed in any number of counterparts, each of which when delivered, either in original, scanned or facsimile or other electronic form, shall be deemed to be an original and all of which together shall constitute one and the same document.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the day and year first above written.

RGLD GOLD CANADA, INC.

/s/William Heissenbuttel
Authorized signatory

SEABRIDGE GOLD INC.

/s/Rudi P. Fronk
Authorized signatory

SCHEDULE A

SUBSCRIPTION INFORMATION

TO:	SEABRIDGE GOLD INC. (the "Issuer")

RE:	SUBSCRIPTION FOR SECURITIES OF THE ISSUER

RGLD GOLD CANADA, INC. (the “Subscriber”) either [check appropriate box]:

XX	owns directly or indirectly, or exercises control or direction over, no Common Shares or securities convertible into Common Shares; or

☐
owns directly or indirectly, or exercises control or direction over, ____________ Common Shares and convertible securities entitling the holder thereof to acquire an additional ____________ Common Shares.

Please register the Purchased Shares as follows:

Certificate Registration Instructions :
ROYAL GOLD CANADA, INC.
Name

Account reference, if applicable
SUITE 5300, TORONTO DOMINION BANK TOWER
Subscriber’s Address TORONTO ONTARIO M5K 1E6

The telephone number of the Subscriber is (303) 573-1660.

SCHEDULE B

CERTIFICATION OF PURCHASER

TO:           SEABRIDGE GOLD INC. (the "Issuer")

RE:           SUBSCRIPTION FOR SECURITIES OF THE ISSUER

Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule B is attached.  In the event of a conflict between the terms of this certification and such Subscription Agreement, the terms of this certification shall prevail.

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule B is attached, the undersigned Subscriber covenants, represents and warrants to the Issuer that:

(a)
It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Shares and it is able to bear the economic risk of loss of its entire investment.

(b)
The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of its subscription for Common Shares of the Issuer and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchased Shares, including access to the Issuer's public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Subscriber's satisfaction.

(c)
It is acquiring the Purchased Shares for its own account and not with a view to any resale, distribution or other disposition of the Purchased Shares in violation of the United States federal or state securities laws.

(d)
It understands (i) the Purchased Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States and will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act; (ii) the sale contemplated hereby is being made to “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act) in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506 of Regulation D thereunder; and (iii) the Purchased Shares may not be offered, sold, pledged or transferred in the United States or by or on behalf of a U.S. Person unless the Purchased Shares are registered under the U.S. Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available.

(e)	The Subscriber is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act by virtue of being a corporation with total assets in excess of US$5,000,000.

(f)	The Subscriber has not purchased the Purchased Shares as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act).

(g)
It understands and agrees that the Purchased Shares may not be acquired in the United States or by or on behalf of a U.S. Person or a person in the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available.

(h)
If the Subscriber decides to offer, sell, pledge or otherwise transfer any of the Purchased Shares, it will not offer, sell, pledge or otherwise transfer any of the Purchased Shares directly or indirectly, other than pursuant to registration under or an exemption or exclusion from the U.S. Securities Act and any applicable state laws;

(i)
The certificates representing the Purchased Shares issued hereunder, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IF REGISTERED UNDER THE U.S. SECURITIES ACT OR (A) TO SEABRIDGE GOLD INC. (THE “COMPANY”); (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.  THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.";

(j)	It undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber which takes place prior to the Closing Date.

Dated _______________ 2011.
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